                                                                    Exhibit 10.4


       (MATERIAL DENOTED *** HAS BEEN SEPARATELY FILED WITH THE COMMISSION
                 PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT)



                         INFORMATION PROVIDER AGREEMENT

                      (ELECTRONIC YELLOW PAGES DIRECTORIES)


     This Information Provider Agreement ("Agreement") is entered into the 1st day of May, 2000 by and between Pro Net Link Corporation ("Company"), with its office at 645 5th Avenue, Suite 303, New York, New York 10022 and Dun & Bradstreet, Inc. ("Provider"), with its office at One Diamond Hill Road, Murray Hill, New Jersey 07974.

     1. DEFINITIONS. The definition of terms set forth in this Section shall apply in this Agreement.

          (a) "D&B Data" means Provider's proprietary information on individual businesses and made up of the data elements (if available) and containing the number of records set forth on Schedule A. The D&B Data shall be in the format/layout attached as Schedule A-1.

          (b) "Company Directory" means an electronic "yellow pages" directory of businesses using D&B Data as the source of such information to be accessed via a graphical interface on the "Internet" commonly known as the "world wide web", which directory is not intended to be used as a source of marketing or telemarketing lists by Company Directory Users.

          (c) "Company Directory Users" means users of the Company Directory.

     2.   LICENSE.

          (a) During the term of this Agreement, subject to the terms and conditions hereof, Provider hereby grants to Company, a non-exclusive, non-transferable license as follows:

                    (i) to reasonably use, reproduce and display the D&B Data internally for development of the Company Directory.

                    (ii) to reproduce and display D&B Data in the Company Directory as set forth herein.

                    (iii) to present the Company Internet Directory solely on the Company's website located at the internet addresses of www.pronetlink.com and www.pnlk.com.

                    (IV) TO UTILIZE THE D&B DATA TO SUPPORT COMPANY'S INTERNAL MARKETING CAMPAIGNS.

          (b) Except as set forth herein, no right to use or distribute any D&B Data is granted herein. The license granted herein permits the use of the D&B Data by Company in the Company Directory and for its internal marketing or telemarketing applications as described herein. The D&B Data may not be provided to any third party, except to Company Directory Users and except as otherwise set forth herein, it being agreed that the D&B Data is being licensed solely for the use of Company solely in the Company Directory application as set forth herein.

          (c) The license granted herein permits Company's subcontractors who are assisting Company in the development of the Company Directory to have appropriate access to the D&B Data solely for the purpose of assisting Company in the creation of the Company Directory subject to the following: (i) Company identifies such subcontractor(s) to Provider and they are reasonably acceptable to Provider, (ii) such subcontractor(s) execute non-disclosure agreements with Company that are acceptable to Provider, and (iii) such subcontractors shall only have access to D&B Data on Company's premises, shall not be permitted to remove any D&B Data from Company's premises and shall only be permitted to access such amounts of D&B Data as are reasonably necessary under the circumstances. Company shall be liable for any breach of the above requirements or the terms of the aforementioned non-disclosure agreements by such subcontractor.

     3.   ROYALTIES, BILLING, PAYMENT, AND AUDIT RIGHTS.

          (a) Royalties payable to D&B by Company for the license granted herein shall be as stated in Schedule B attached hereto ("Royalties").

          (b) Royalties shall be payable to Provider as follows: [see Schedule
B]

          (c) If Royalties are not paid when due, Company will be subject to interest on any unpaid balances at the rate of one and one-half percent (1.5%) per month.

          (d) Provider shall have the right at its expense on reasonable notice to enter Company's offices to audit Company's records to determine its compliance with any of the terms and conditions of this Agreement.

     4.   OBLIGATIONS AND RESTRICTIONS.

          (a) Company shall only use D&B Data in the Company Directory in the manner set forth herein and will only permit access and searching of D&B Data as set forth herein. Downloading of D&B Data from the Company Directory shall not be permitted.

          (b) Company will provide Provider with an opportunity to review the format and functionality of the Company Directory to determine its compliance with the terms of this Agreement prior to and after implementation and will incorporate changes necessary to bring the Company Directory into compliance with this Agreement.

          (c) D&B Data may only be displayed in "hypertext markup language".

          (d) Company will monitor access to the Company Directory by Company Directory Users and shall provide written notice (which notice shall contain the IP address and the number of searches executed) to Provider on a weekly basis when any single IP address has executed over one hundred (100) searches in any one (1) calendar week. Provider may then request that Company deny further access to such Company Directory User and Company shall promptly deny access.

          (e) SIC codes of businesses contained in the D&B Data shall not be displayed. The D&B Data may only be searchable by Company Directory Users by company name, SIC code, description of business operations, geographic location (city, state, province, country) or graphical representation of geographic location.

          (f) No data or information shall be added to the D&B Data by Company.

          (g) Search results displayed to Company Directory Users will be limited to ten (10) candidates per search. The parties agree to discuss such limitation in good faith during the term of this Agreement and to modify it if mutually agreed to. The list of candidates will be presented on two (2) sequential screens. The first screen will contain a list of all candidates and for each candidate will display company name, city, state or province, country, brief SIC description, and line of business description. Any additional data on a candidate will be contained and displayed on the second screen and will only be accessible on a one-at-a time basis. Such additional candidate data will be telephone number, street address, zip code, Contact name and title, facsimile number (non-USA records only), URL address, and Annual Sales Volume, and will be accessible only via hypertext link or check box.

          (h) Company shall have the right to cosmetically reformat the D&B Data via using bold type, producing candidate lists in the order specified by Company and by other reasonable cosmetic means.

          (i) Company shall have the right to link the D&B Data to the advertisements of the subject of such D&B Data record and display such advertisement adjacent to the D&B Data.

          (j) The D&B Data shall be housed at Company locations only. Company may make one (1) copy of the D&B Data for backup purposes only.

          (k) The first screen of the Company Directory will prominently display the following language: "The information contained in the Company Directory ("Information") is provided for business lookup purposes and is not be to used for marketing or telemarketing applications. The information may not be copied or redistributed and is provided "AS IS" without warranty of any kind. In no event will Pro Net Link or its suppliers be liable in any way with regard to such information. Your use of the Company Directory indicates your agreement to these terms. If you do not agree to these terms, please exit the Company Directory now."

          (l) Company agrees to develop and implement, prior to the commercial availability of the Company Directory, and on an ongoing basis thereafter, reasonable technical devices to protect the D&B Data from unauthorized access and use.

          (m) Company represents and warrants its use of the D&B Data delivered hereunder by Provider shall in all cases comply with all federal, state and local laws, statutes, rules, regulations and ordinances. Company further represents that all mail or other marketing programs using any D&B Data delivered hereunder shall conform to generally recognized standards of high integrity and good taste.

     5. DELIVERY. Provider shall provide Company with an initial copy of the D&B Data no later than May 15, 2000 and shall provide Company with quarterly updates on dates to be as agreed upon by the parties. When Provider provides Company with updates, Company agrees to promptly load same into its copy of such file and to make same commercially available in the Company Directory.

     6.   DISCLAIMER OF WARRANTY, LIMITATION OF LIABILITY, INDEMNITY.

          (a) PROVIDER DOES NOT GUARANTEE OR WARRANT THE CORRECTNESS, COMPLETENESS, CURRENTNESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE D&B DATA AND SHALL NOT BE LIABLE TO COMPANY OR COMPANY DIRECTORY USERS FOR ANY LOSS OR INJURY ARISING OUT OF OR CAUSED IN WHOLE OR IN PART BY PROVIDER'S NEGLIGENT ACTS OR OMISSIONS IN PROCURING, COMPILING, COLLECTING, INTERPRETING, REPORTING, COMMUNICATING, OR DELIVERING THE D&B DATA OR IN OTHERWISE PERFORMING ITS OBLIGATIONS UNDER THIS AGREEMENT. PROVIDER WILL HAVE NO LIABILITY WHATSOEVER FOR CONSEQUENTIAL, PUNITIVE, INDIRECT OR INCIDENTAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

          (b) PROVIDER'S LIABILITY FOR ANY AND ALL LOSSES OR INJURIES TO COMPANY ARISING OUT OF ANY ACTS OR OMISSIONS OF PROVIDER IN CONNECTION WITH ANYTHING TO BE DONE OR FURNISHED UNDER THIS AGREEMENT, REGARDLESS OF THE CAUSE OF THE LOSS OR INJURY (INCLUDING NEGLIGENCE) AND REGARDLESS OF THE NATURE OF THE LEGAL OR EQUITABLE RIGHT CLAIMED TO HAVE BEEN VIOLATED (WHETHER IN CONTRACT OR IN TORT), SHALL NOT EXCEED THE AMOUNT OF ROYALTIES RECEIVED BY PROVIDER HEREUNDER.

          (c) Notwithstanding anything to the contrary set forth herein, Company agrees to fully indemnify, defend and hold Provider harmless from liability resulting from or bearing on any and all claims, suits and causes of action asserted or brought against Provider by an Company Directory User or any third party based on any allegation regarding the Company Directory but unrelated to the D&B Data contained in the Company Directory.

          (d) Notwithstanding anything to the contrary set forth herein, each party shall defend, indemnify and save the other harmless from and against all costs, losses, damages and liabilities, including without limitation reasonable attorneys' fees, which may be incurred by such party on account of the breach by the other of any of such party's warranties contained in this Agreement, as applicable. In addition, (i) Provider shall indemnify Company under this paragraph from and against any claim that the D&B Data infringes on the United States copyright, trade secret or trademark rights of any third party (provided that the D&B Data is used as permitted by this Agreement) and (ii) Company shall indemnify Provider under this paragraph from any claim that the Company Directory (except for the D&B Data contained therein) or any of the technology utilized by Company in developing, creating or distributing the Company Directory infringes the copyright, patent, trademark or trade secret rights of any third party.

          (e) The foregoing indemnities are conditioned upon prompt written notice to the indemnifying party by the indemnified party of any claim or proceeding subject to indemnity; reasonable cooperation by the indemnified party in the defense and settlement of such claim at the expense of the indemnifying party; and prior written approval by both parties of any settlement or compromise of the claim, which approval shall not be unreasonably withheld. An indemnified party may elect to take control of the defense of a claim or proceeding at its expense.

     7. PROPRIETARY RIGHTS OF PROVIDER. Company acknowledges that the D&B Data is proprietary to Provider and comprises: (a) works of original authorship, including compiled information containing the Provider's selection, arrangement and coordination and expression of such information or pre-existing material it has created, gathered or assembled; (b) confidential and trade secret information; and (c) information that has been created, developed and maintained by the Provider at its expense such that misappropriation or unauthorized use by others for commercial gain would harm Provider. Company shall not commit, nor assist Company Directory Users to commit any act or omission that would impair Provider's rights in the D&B Data.

     8.   TERM AND TERMINATION.

          (a) This Agreement and the license granted herein shall commence on the date of execution and shall continue in force for a period of one (1) year from such date.

          (b) This Agreement may be terminated as follows:

               (i) by either party in the event of the default by the other party as provided in Paragraph 12.

               (ii) by either party immediately upon written notice to the other party if the other party becomes insolvent, makes an assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, files or otherwise becomes the subject of any proceeding under any bankruptcy or insolvency law, or has wound up or liquidated its business.

               (iii) by Provider upon ten (10) days written notice to Company if Company becomes affiliated through common ownership or control with any of the entities set forth on Schedule C.

               (iv) by Provider on ten (10) days notice if Provider has reasonable evidence that Company Directory Users are accessing and downloading D&B Data for use in direct marketing or telemarketing applications.

               (v) by Provider immediately if Company charges Company Directory Users for accessing, searching or obtaining D&B Data. Both parties agree that the charge to Company Directory Users is for an annual membership fee to subscribe to the Company Directory and entitles the user to certain membership privileges, which privileges do not include accessing, searching or obtaining the D&B Data as a stand-alone service.

               (vi) by either party on written notice if the other party is indicted or subject to adverse publicity such that the terminating party reasonably believes that it is no longer in its interest to maintain this relationship.

          (c) Termination of this Agreement in accordance with its terms shall not affect the rights or obligations of either party that are vested as of the effective date of such termination or intended by the parties to survive such termination.

          (d) Upon expiration or termination of this Agreement, Company shall immediately stop using the D&B Data and shall return it and all copies thereof to Provider.

     10.  PROTECTION OF PROPRIETARY RIGHTS.

          (a) Provider acknowledges that the tangible and intangible information specifically designated by Company as confidential, including the design, plans, specifications, software manuals, customer lists, supplier data, customer data, cost and price data, marketing information (other than D&B Data) and other information relating to the Company Directory that is designated as confidential, whether disclosed to Provider in connection with this Agreement or otherwise, constitutes valuable confidential and proprietary information of Company (collectively, "Company Confidential Information"). Notwithstanding the foregoing, Company Confidential Information shall not include information that was lawfully disclosed to Provider free of any obligation to keep it confidential, information that is or that becomes publicly available by other than unauthorized disclosure and information that is independently developed by Provider. Provider shall not use or disclose and shall not suffer or permit its employees, agents or any other parties to use or disclose such Company Confidential Information other than as contemplated by this Agreement without Company's prior written consent. Provider shall inform Company promptly after discovery of any unauthorized use or disclosure of any of the Company Confidential Information and shall furnish to Company all available information and reasonably cooperate with Company regarding such disclosure.

          (b) Company acknowledges that the tangible and intangible information specifically designated by Provider as confidential, including data formats and layouts, the terms of this Agreement, and other information relating to the D&B Data, whether disclosed to Company in connection with this Agreement or otherwise, constitutes valuable confidential and proprietary information of Provider (collectively, "Provider Confidential Information"). Notwithstanding the foregoing, Provider Confidential Information shall not include information that was lawfully disclosed to Company free of any obligation to keep it confidential, information that is or that becomes publicly available by other than unauthorized disclosure and information that is independently developed by Company. Company shall not use or disclose and shall not suffer or permit its employees, agents or any other parties to use or disclose such Provider Confidential Information other than as contemplated by this Agreement without Provider's prior written consent. Company shall inform Provider promptly after discovery of any unauthorized use or disclosure of any Provider Confidential Information and shall furnish to Provider all available information and reasonably cooperate with Provider regarding such disclosure.

          (c) Each party recognizes and agrees that its breach of the provisions of this Paragraph 10 may cause immediate and irreparable harm to the other party, and that in the event of such breach, the other party, in addition to any damages to which it may be entitled, shall have the right to seek injunctive relief against the other party.

     11. ENTIRE AGREEMENT. This Agreement, including all Schedules, embodies the entire understanding between the parties with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, oral or written, relating thereto. Any amendment to this Agreement, including its Schedules, must be in writing and signed by each party.

     12. DEFAULT. Upon the breach of any material obligation under this Agreement by either party, the aggrieved party may give to the defaulting party written notice of such breach, which notice shall specify the exact nature of the breach and shall expressly state the aggrieved party's intention to terminate this Agreement in the event the breach is not remedied and any damages to be paid within ten (10) days after the receipt of such notice. If, after the expiration of such period, the defaulting party has failed or refuses to remedy such breach and to pay the damages caused thereby, this Agreement may be terminated forthwith, effective upon dispatch of notice by the aggrieved party to the defaulting party. The right of either party to terminate this Agreement on default is not an exclusive remedy, and an aggrieved party shall be entitled alternatively or cumulatively to seek damages for breach of this Agreement, to seek an order requiring performance of the obligations of this Agreement, or to seek any other appropriate remedy.

     13. NOTICES. Every notice or other communication required or contemplated by this Agreement by either party shall be delivered in person or sent by postage prepaid mail, which shall be air mail if posted in a country other than that of the addressee, telex, facsimile transmission, express delivery or courier, addressed to the party for whom intended at the address specified at the beginning of this Agreement or at such other address as the intended recipient previously shall have designated by written notice to the other party. Notice shall be effective on delivery. Notice not given in writing shall be effective only if explicitly or implicitly acknowledged in writing by the party to whom it was given.

     14. ASSIGNMENT. This Agreement shall not be assigned by either party without the other party's prior written consent, except that Provider may assign this Agreement to a successor corporation that results from a merger or corporate reorganization, or to its parent or any affiliate, without such consent.

     15. SEVERABILITY. Should any provision of this Agreement be held to be void, invalid, unenforceable or illegal by a court, the validity and enforceability of the other provisions shall not be affected thereby.

     16. NO WAIVER. Failure of either party at any time to require performance by the other party of any obligation under this Agreement shall not affect the right of such party to require performance of that obligation. Any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver or modification of the provision itself, or a waiver of modification of any right under this Agreement.

     17. GOVERNING LAW. This Agreement shall be governed by and construed under the law of the State of New Jersey.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


PRO NET LINK, INC                                 DUN & BRADSTREET, INC.

By:       David Walker                            By:       J. Messina
        --------------------                              --------------------

Signed:   /s/ David Walker                        Signed:   /s/ J. Messina
        --------------------                              --------------------

Title:    COO                                     Title:    VP Sales
        --------------------                              --------------------

May 2, 2000

                                LIST OF SCHEDULES


                      A       -     List of Data Elements
                      A-1     -     D&B Data Format/Layout
                      B       -     Royalties
                      C       -     List of Restricted Entities

                                   SCHEDULE A

                              List of Data Elements

Approximately 6.8 (Six point eight) million worldwide business records comprised of the following Data elements:

Top Contact Name at Location, Top Contact Title
Company Name
Address
City, State/Province, Zip Code/Postal Code
Country Code
Telephone Number
Facsimile Number (Non-USA Records Only)
Line of Business Description
SIC Code
Sales Volume
URL Address

                                  SCHEDULE A-1

                             D&B Data Format/Layout
                            ------------------------
                           Dun Bradstreet File Layouts


The following is the layout for the non-USA files.

START END
0001-0009         009               A       DUNS NUMBER
                                            -----------------------------
0010-0099         090               A       COMPANY NAME
                                            -----------------------------
0100-0189         090               A       TRADESTYLE
                                            -----------------------------
0190-0221         032               A       ADDRESS
                                            -----------------------------
0222-0251         030               A       CITY
                                            -----------------------------
0252-0281         030               A       STATE
                                            -----------------------------
0282-0290         009               A       ZIP
                                            -----------------------------
0291-0310         020               A       COUNTRY NAME
                                            -----------------------------
0311-0313         003               A       COUNTRY CODE
                                            -----------------------------
0314-0373         060               A       CONTACT NAME
                                            -----------------------------
0374-0433         060               A       CONTACT TITLE
                                            -----------------------------
0434-0437         004               A       COUNTRY ACCESS CODE
                                            -----------------------------
0438-0453         016               A       PHONE NUMBER
                                            -----------------------------
0454-0494         041               A       LINE OF BUSINESS
                                            -----------------------------
0495-0498         004               A       4 DIGIT SIC CODE
                                            -----------------------------
0499-0553         055               A       URL  ADDRESS
                                            -----------------------------
0554-0568         015               A       SALES  VOLUME (US)
                                            -----------------------------
0569-0584         016               A       CABLE/TELEX
                                            -----------------------------
0585-0600         016               A       FAX NUMBER
                                            -----------------------------

The following information is the layout for the US file-

START END
0001-0009         009               A       DUNS NUMBER
                                            -----------------------------
0010-0039         030               A       COMPANY NAME

                                            -----------------------------
0040-0069         030               A       TRADESTYLE
                                            -----------------------------
0070-0094         025               A       ADDRESS
                                            -----------------------------
0095-0014         020               A       CITY
                                            -----------------------------
0115-0116         002               A       STATE
                                            -----------------------------
0117-0125         009               A       ZIP
                                            -----------------------------
0126-0155         030               A       CONTACT NAME
                                            -----------------------------
0156-0185         030               A       CONTACT TITLE
                                            -----------------------------
0186-0195         010               A       PHONE
                                            -----------------------------
0196-0214         019               A       LINE OF BUSINESS
                                            -----------------------------
0215-0218         004               A       PRIMARY 4 DIGIT SIC CODE
                                            -----------------------------
0219-0282         064               A       URL
                                            -----------------------------
0283-0297         015               A       SALES  VOLUME
                                            -----------------------------
Bob McLaughlin
Marketing Fulfillment Solutions
Dun & Bradstreet

                                   SCHEDULE B

                                    Royalties

Company agrees to pay provider an annual license fee of $*** for use of the D&B Data as described in this Agreement. Payments of this annual license fee will be exercised according to the following schedule:

Schedule:

$*** on contract signing (by May 31, 2000)
$*** June 30, 2000
$*** July 31, 2000
$*** August 31, 2000
$*** September 30, 2000
$*** October 31, 2000

In addition to the aforementioned license fee, Company also agrees to pay Provider royalties based on the annual membership fees generated by Company from its Internet-based directory site, which site includes D&B Data as its primary source of information. The royalty structure is based on the number of members Company signs up on an annual basis and is as follows:

Number of Members:
0 - 4,999                   ***%
5,000 - 9,999               ***%
10,000 or more              ***%

Royalty payments will be made on a quarterly basis, with each payment due thirty days after each calendar quarter. Company agrees to pay provider a minimum royalty guarantee of $*** during the term of this agreement.

                                   SCHEDULE C

                           List of Restricted Entities

American Business Information                                  Infobase
American Business Lists                                        International Business Lists
American List Counsel, Inc.                                    LeadSource
CCX/Axciom                                                     List America
Customer Decision Corp.                                        MAGI
Chilton Publishing                                             Market Pulse/Praxis
Claritas/NPDC                                                  Metromail Corporation
CMP                                                            May & Speh
Compilers Plus, Inc.                                           Names and Addresses, Inc.
Computer Intelligence                                          Names in the News
Contacts Influential                                           National Decision Systems
Customer Insight Company                                       National Register Publishing Company
       (Metromail/R.R. Donnelley & Sons Co.)                   Neodata
Customized Mailing Lists, Inc.                                 Pagex
Database America, Inc.                                         PCS Mailing List Co.
Direct Marketing Technologies, Inc.                            Penton Publishing
Direct Media, Inc.                                             R. L. Polk & Co.
Dunhill International List Co., Inc.                           Research Projects Corporation
Ed Burnett Consultants                                         Standard & Poor's
Edith Roman Associates, Inc.                                   Technimetrics (Finex)
EDS-Electronic Data Systems                                    TRW Target Marketing Services
Epsilon                                                        United Insurance
Equifax marketing Decision Systems                             Unibase
Fred Woolf List Co.                                            Walter Karl Co.
Harte Hanks                                                    Worldata
Hugo Dunhill Mailing Lists, Inc.                               Zeller & Letica Inc.
IDG Publishing                                                 Ziff Davis List Services

MASTER SERVICE AGREEMENT AND                               DUN & BRADSTREET
INITIAL INFORMATION SCHEDULE                               INFORMATION SERVICES
NO.                                               [DUN & BRADSTREET LETTERHEAD]


The undersigned ("Customer") hereby employs Dun & Bradstreet, Inc. to furnish the information listed below pursuant to the Schedule:

Description of information: 6.8 Million Telemarketing Enhanced Records Worldwide with the following customized data elements: - Business Name, Tradestyle
Name, Duns Number, Address, City State Zip, Contact Name and Title, Phone Number, LOB (line of Business, Up to 8 Digit Sic Code, Web Site
Address(approx.228,235 records), Sales Volume, Country Code, Key code, Fax Number (International records only, where available on a personalized CD
Price: $*** upfront commitment, $*** Guaranteed Royalty

Prices may be based upon an estimated yield. If such yield does not meet the estimate, Customer will accept any yield and price within the following ranges:

          MINIMUM     QUOTED ESTIMATE      MAXIMUM
Yield:   _________      ___________      6.8 million
Price:   _________      ___________      $***

SHIPPING: Method of shipping will be as requested by ____________ customer and will be billed accordingly

SALES TAX: CUSTOMER shall pay all applicable state and local taxes.

TERMS OF PAYMENT:  SEE ATTACHED AGREEMENT


                                             [ ] Check if use is one-time only.

CUSTOMER BILLING INFORMATION: Circle one for credit card charges: MasterCard / VISA / American Express

Card No.:____________ Exp. Date:__________  Card Holder's Name:_________________

Company Name: ProNetLink Corporation
Address: 645 Fifth Avenue-Suite 303               City: New York  State: NY     Zip: 10022  SIC: 4813
Attention: Dave Walker, Chief Operating Officer         Cust.No.: 000958872
Telephone: 212-688-8838                                 Duns No. 01-463-1399
Fax: 212-319-4598


CUSTOMER SHIPPING INFORMATION:

Company Name:     Same as above
              ------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------
City:                        State:              Zip:      -      SIC:
      ----------------------        ------------      -----------      ---------
Attention:
           -------------------------
AE Name:                           Center:                  SID:
         -------------------------         ----------------      ---------------
AE Telephone:        -     -           Ext.
              ------------------------      -----------

IMPORTANT: THIS SCHEDULE IS SUBJECT TO THE TERMS AND CONDITIONS OF THE MASTER SERVICE AGREEMENT ON THE REVERSE SIDE, WHICH TERMS AND CONDITIONS ARE INCORPORATED HEREIN.

AGREED TO BY:                                  ACCEPTED BY:
Company Name:  Pro Net Link Corp.                     DUN & BRADSTREET, INC.
              ----------------------------
Authorized Signature:  /s/ David Walker          By:  J. Messina
                      --------------------           -----------------------
Name (please print):   David Walker
                      --------------------

                              Title:       VP Sales
------------------                   ----------------------
Title:            COO                                Date:   5/5/00
       -----------------------------------                 ---------------------
Date:
      ------------------------------------

REVIEWED:  By:   J. Messina        Title:   DM                Date:   5/5/00
               -----------------          -----------------         ------------
           By:                     Title:                     Date:
               -----------------          -----------------         ------------